Asset impairment (Tables)	12 Months Ended
Dec. 31, 2012
Details of Impairment of Long-Lived Assets Held and Used by Asset

(in millions of Canadian dollars)			2012

Powder River Basin impairment and other investment(1)	(a	)	$185
Impairment loss on locomotives	(b	)	80

Asset impairment, before tax			$265

(1) Includes impairment of other investment of $5 million.

(a) Powder River Basin impairment

As part of the acquisition of DM&E in 2007, CP acquired the option to build a 260 mile extension of its network into coal mines in the Powder River Basin (“PRB”).

Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. As a result of this decision and in light of the declined market conditions, CP has evaluated the recoverability of the carrying amount of PRB assets and determined that this exceeded the estimated fair value by $180 million. The estimated fair value represents the expected proceeds from the sale of the acquired land, as determined by a comparable market assessment. Other costs associated with the acquisition of DM&E and accumulated by CP since acquisition have been written down to $nil. The amount of the impairment associated with this indefinite deferral was $180 million ($107 million after-tax). The components of the PRB impairment that were charged against income as an “Asset impairment” are as follows:

(in millions of Canadian dollars)	2012

Option impairment (Note 15)	$26
Construction plans, including capitalized interest	134
Land, land option appraisals, including capitalized interest	20

Total impairment	$180

(b) Impairment loss on locomotives

In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after-tax) was recorded in “Asset impairment” and charged against income.